[LETTERHEAD]


    TO:      S.W. AUSTIN OFFICE BUILDING LTD
             C/O KNOX DEVELOPMENT
             5316 HWY 290 W. #360
             AUSTIN, TEXAS 78735

    DATE:    07/30/99
    AMOUNT:  USD453,600.00
    REF:     CSF98000506

    AMENDMENT NO. 1

    AT THE REQUEST OF THE ACCOUNT PARTY, WE ENCLOSE HEREWITH ORIGINAL AMENDMENT TO SUBJECT LETTER OF CREDIT.

    PLEASE EXAMINE THE TERMS AND CONDITIONS OF THE AMENDMENT TO ENSURE THAT ALL THE TERMS AND CONDITIONS CAN BE STRICTLY COMPLIED WITH.

    IF THE BENEFICIARY IS UNABLE TO COMPLY, WE SUGGEST THAT THEY CONTACT THE ACCOUNT PARTY OF THE LETTER OF CREDIT TO MAKE CHANGES AS REQUIRED.



   SINCERELY,



   /s/ [ILLEGIBLE]
       -------------------------
       AUTHORIZED SIGNATURE


   ILCAMBBK
   NNNN

[LETTERHEAD]


    DATE:  FRIDAY, JULY 30, 1999

    FROM:                 IMPERIAL BANK
                          INTERNATIONAL DIVISION
                          2015 MANHATTAN BEACH BLVD
                          REDONDO BEACH, CA 90278
                          U.S.A.
                          TELEX:  3730628 (IMPERIAL INW)

    APPLICANT:            SILICON LABORATORIES, INC.
                          2024 E. ST. ELMO RD.
                          AUSTIN, TX 78744-1018

    IN FAVOR OF:          S.W. AUSTIN OFFICE BUILDING LTD.
                          C/O KNOX DEVELOPMENT
                          5316 HWY 290 W. SUITE 360
                          AUSTIN, TEXAS 78735


                           ++++++AMENDMENT NO.1++++++

    WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. OSF98000506 ISSUED 09/03/98 AS FOLLOWS:

    NEW DATE OF EXPIRY:  09/08/00

    DUE TO SYSTEM CONVERSION, SB20011682 IS NOW OSF98000506. PLEASE MARK ALL RECORDS ACCORDINGLY.

    BENEFICIARY'S ADDRESS IS NOW:

    5316 HWY 290 WEST, SUITE 360
    AUSTIN, TX 78735

    +ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. THIS AMENDMENT IS AN INTEGRAL PART OF THE ABOVE MENTIONED CREDIT AND MUST BE ATTACHED THERETO.

    +THIS CREDIT IS SUBJECT TO UCP 500.


    AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE


    /s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]
    ---------------------------                 ----------------------------

[LETTERHEAD]


    IMPERIAL BANK
    INTERNATIONAL BANKING DIVISION
    2015 MANHATTAN BEACH BLVD., 2ND. FLOOR
    REDONDO BEACH, CA 90278
    TEL: 310 725-4488   FAX:  310 649-3407


    DATE:  07/30/99

    Silicon Laboratories, Inc.
    2024 E. St. Elmo Rd.
    Austin, TX 78744-1018

    DEAR CUSTOMER:

    AT YOUR REQUEST, WE HEREBY TODAY AMEND OUR STANDBY LETTER OF CREDIT NO. OSF98000506, A COPY OF WHICH IS ATTACHED FOR YOUR INFORMATION. SHOULD YOU HAVE ANY QUESTIONS REGARDING THIS L/C, PLEASE CONTACT OUR INTERNATIONAL BANKING DIVISION AT 310-725-4488.

    PLEASE REVIEW THE DETAILS OF THE AMENDMENT.

    ANY INCONGRUITY MUST BE REPORTED AS SOON AS POSSIBLE OR THE TERMS AND CONDITIONS OF THE LETTER OF CREDIT SHALL BE DEEMED CONCLUSIVELY TO COMPLY WITH THE APPLICATION. THIS L/C IS SUBJECT TO THE U.C.P. 1993 ICC PUBLICATION NO. 500.

    THIS IS A COMPUTER GENERATED ADVICE WHICH DOES NOT REQUIRE AN AUTHORIZED SIGNATURE.


    L/C NO. OSF98000506
    AMENDMENT NO.: 1
    AMOUNT: USD .00
    EXPIRY DATE:  09/08/00
    TYPE:  IRREVOCABLE
    IN FAVOR OF:  S.W. AUSTIN OFFICE BUILDING LTD
                  C/O KNOX DEVELOPMENT
                  5316 HWY 290 W. #360
                  AUSTIN, TEXAS 78735



    OSFAMAPP

[LETTERHEAD]

    DATE:    FRIDAY, JULY 30, 1999

    FROM:                    IMPERIAL BANK
                             INTERNATIONAL DIVISION
                             2015 MANHATTAN BEACH BLVD
                             REDONDO BEACH, CA 90278
                             U.S.A.
                             TELEX:  3730628(IMPERIAL INW)

    APPLICANT:               SILICON LABORATORIES
                             2024 E. ST. ELMO RD.
                             AUSTIN, TX 78744-1018

    IN FAVOR OF:             S.W. AUSTIN OFFICE BUILDING LTD
                             C/O KNOX DEVELOPMENT
                             5316 HWY 290 W. SUITE 360
                             AUSTIN, TEXAS 78735

                            +++++++AMENDMENT NO.1+++++++

    WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 0SF98000506 ISSUED 09/03/98 AS FOLLOWS:

    NEW DATE OF EXPIRY: 09/08/00

    DUE TO SYSTEM CONVERSION, SB20011682 IS NOW OSF98000506. PLEASE MARK ALL RECORDS ACCORDINGLY.

    BENEFICIARY'S ADDRESS IS NOW:

    5316 HWY 290 WEST, SUITE 360
    AUSTIN, TX 78735

    +ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. THIS AMENDMENT IS AN INTEGRAL PART OF THE ABOVE MENTIONED CREDIT AND MUST BE ATTACHED THERETO.

    +THIS CREDIT IS SUBJECT TO UCP 500.


    AUTHORIZED SIGNATURE                      AUTHORIZED SIGNATURE

    /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
    --------------------------                ---------------------------

                                  [LETTERHEAD]


INTERNATIONAL BANKING OFFICE, 275 BATTERY STREET, SUITE 1100, SAN FRANCISCO,
 CA 94111


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SB20011682 DATED: SEP 03, 98

BENEFICIARY***************************APPLICANT**********************
S.W. AUSTIN OFFICE BUILDING, LTD.   * SILICON LABORATORIES
C/O KNOX DEVELOPMENT                * 2024 E. ST. ELMO ROAD
5316 HWY 290 WEST, SUITE 410        * AUSTIN, TX  78744-1018
AUSTIN, TEXAS 78735                 *
                                    *
EXPIRY DATE AND PLACE*****************AMOUNT*************************
08 SEP, 99                          * USD453,600.00
AT OUR COUNTERS                     * U.S. DOLLAR CURRENCY
275 BATTERY STREET, SUITE 1100      * FOUR HUNDRED FIFTY THREE
SAN FRANCISCO, CA 94111             * THOUSAND SIX HUNDRED ONLY
                                    *
*********************************************************************

GENTLEMEN:

WE HEREBY AUTHORIZE YOU TO VALUE ON IMPERIAL BANK FOR THE ACCOUNT OF SILICON LABORATORIES FOR A SUM OR SUMS NOT EXCEEDING AT TOTAL OF FOUR HUNDRED FIFTY THREE THOUSAND SIX HUNDRED DOLLARS (USD $453,600.00) AVAILABLE BY YOUR DRAFT OR DRAFTS AT SIGHT. DRAFTS MUST BE DRAWN AND PRESENTED AT OUR OFFICE AT 275 BATTERY STREET, SUITE 1100, SAN FRANCISCO, CA 94111 ATTN: INTERNATIONAL DEPARTMENT NO LATER THAN SEPTEMBER 8, 1999.

ALL DRAFTS MUST BE MARKED "DRAWN ON IMPERIAL BANK STANDBY LETTER OF CREDIT NO. SB20011682" AND ALL DRAWINGS NEGOTIATED UNDER THIS CREDIT MUST BE ENDORSED ON THE REVERSE HEREOF.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS, AND BONA FIDE HOLDERS OF ALL DRAFTS DRAWN ON AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT THAT SUCH DRAFTS WILL BE DULY HONORED ON THE DAY OF PRESENTATION TO THE DRAWEE AND THAT ANY STATUTORY, UCP, OR OTHER RIGHTS TO DELAY HONOR OF SIGHT DRAFTS, INCLUDING SUCH RIGHTS UNDER ARTICLE 5, SECTION 5-122 (1) (A) AND (B) OF THE UNIFORM COMMERCIAL CODE, ARE HEREBY SPECIFICALLY WAIVED. WE FURTHER AGREE, UPON THE PRESENTATION OF SUCH DRAFT TO THE DRAWEE, TO HONOR SUCH DRAFT BY DELIVERING ON THE DAY OF SUCH PRESENTATION THE AMOUNT OF THE DRAFT, BY OFFICIAL BANK OR CERTIFIED FUNDS CHECK, TO THE S.W. AUSTIN OFFICE BUILDING, LTD. OR, AT S.W. AUSTIN OFFICE BUILDING, LTD.'S SOLE OPTION, BY WIRING ON THE DAY OF SUCH PRESENTATION FEDERAL FUNDS IN THE AMOUNT OF THE DRAFT INTO SUCH ACCOUNT(S) AS S.W. AUSTIN OFFICE BUILDING, LTD. MAY SPECIFICALLY DIRECT, IN WRITING.

                                  [LETTERHEAD]


ALL NOTICES AND OTHER WRITINGS DIRECTED TO THE S.W. AUSTIN OFFICE BUILDING, LTD. SHALL BE SENT TO S.W. AUSTIN OFFICE BUILDING, LTD. C/O KNOW DEVELOPMENT 5316 HWY 290 WEST, SUITE 410, AUSTIN, TEXAS 78735.

THIS LETTER OF CREDIT IS SUBJECT TO THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).


      /s/  [ILLEGIBLE]                       /s/  [ILLEGIBLE]
_____________________________           _______________________________
    AUTHORIZED SIGNATURE                     AUTHORIZED SIGNATURE

                                  [LETTERHEAD]


TO:  IMPERIAL BANK
     INTERNATIONAL BANKING DIVISION
     2015 MANHATTAN BEACH BOULEVARD                     DATE:  SEPTEMBER 4, 1998
     REDONDO BEACH, CALIFORNIA 90278
     TELEX 3730628   SWIFT IMPBUS66

PLEASE ESTABLISH AN IRREVOCABLE LETTER OF CREDIT ON THE FOLLOWING TERMS AND CONDITIONS BY:
 / / FULL TEXT CABLE   / / AIRMAIL   / / AIRMAIL WITH BRIEF PRELIMINARY CABLE
ADVICE  /X/ OTHER:  COURIER

 ------------------------------------------------------------------------------
                ADVISING BANK                       FOR ACCOUNT OF
        (IF BLANK, CORRESPONDENT BANK)
                                             SILICON LABORATORIES, INC.
                                             2024 E. ST. ELMO ROAD
                                             AUSTIN, TEXAS 78744-1018

 ------------------------------------------------------------------------------
            IN FAVOR OF (BENEFICIARY)                    AMOUNT

      S.W. AUSTIN OFFICE BUILDING LTD.      USD $453,600.00
      C/O KNOX DEVELOPMENT               --------------------------------------
      5316 HWY. 290 WEST, STE 410                    EXPIRATION DATE
      AUSTIN, TEXAS 78735                 DRAFTS TO BE DRAWN AND PRESENTED TO
                                          PAYING BANK ON OR BEFORE

                                             SEPTEMBER 8, 1999
 ------------------------------------------------------------------------------

AVAILABLE BY DRAFTS AT SIGHT  ***********************************  DRAWN ON YOU.

REFERENCE: _____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

DOCUMENTS REQUIRED:     PLEASE SEE ATTACHED EXHIBIT "A" ________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

SPECIAL INSTRUCTIONS:    PLEASE SEE ATTACHED EXHIBIT "A" _______________________
________________________________________________________________________________
________________________________________________________________________________

ALL DOCUMENTS TO BE FORWARDED IN ONE COVER, BY AIRMAIL, UNLESS OTHERWISE STATED UNDER SPECIAL INSTRUCTIONS.
--------------------------------------------------------------------------------

THE OPENING OF THIS CREDIT IS SUBJECT TO THE TERMS AND CONDITIONS AS SET FORTH IN THE STANDBY LETTER OF CREDIT AND SECURITY AGREEMENT APPEARING ON THE REVERSE HEREOF WHICH ARE AGREED TO.

         APPLICANT NAME       SILICON LABORATORIES, INC.

    SIGNATURE AND TITLE     X  /s/ NAVDEEP S. SOOCH, PRESIDENT
                             ----------------------------------------------

                            X  /s/ JOHN W. MCGOVERN CHIEF FINANCIAL OFFICER
                             ----------------------------------------------

                 STANDBY LETTER OF CREDIT AND SECURITY AGREEMENT

The undersigned ("Customer") applies to Imperial Bank ("Bank") for a loan (the "Loan") in the principal amount of U.S. DOLLARS FOUR HUNDRED FIFTY THREE THOUSAND SIX HUNDRED AND 00/100 *****************************DOLLARS
($453,600.00) subject to the following terms and conditions: (If the standby letter of credit is issued in a foreign currency, the principal of the Loan will be the U.S. Dollar equivalent of the foreign currency amount, converted at the rate of exchange on the date of drawing.)

         1. The Loan shall be disbursed only by means of drawings under the Letter of Credit, for which application appears on the reverse hereof.

         2. If Customer has not executed and delivered a promissory note to Bank for said Loan, each advance which is disbursed as provided in Paragraph 1 shall be payable on demand and bear interest payable monthly at a rate per year (based on a three hundred sixty (360) day year and actual days elapsed) zero percent (0.00%) in excess of the rate that Bank has announced to be its prime rate ("Prime Rate") and shall vary concurrently with any change in the Prime Rate.

         3. Customer shall pay to Bank its commission, payable in advance, computed from the date hereof at the rate of ONE & QUARTER percent (1.25%) per year (based on a three hundred sixty (360) day year and actual days elapsed) for the entire life of the Letter of Credit. There shall be no refund of any portion of the commission in the event the Letter of Credit commitment expires, is reduced, terminated or otherwise modified.

         4. Customer agrees to pay to Bank, on demand, its commissions and fees in such amounts as Bank determines to be proper and all charges and expenses paid or incurred by Bank in connection with the Letter of Credit or the Loan, and interest at the rate set forth herein or, if no rate is set forth, 5% over Bank's Prime Rate as it may vary from time to time.

         5. Customer hereby reaffirms that security interest granted to the Bank by the Borrower pursuant to that General Security Agreement (Tangible and Intangible Personal Property) dated March 28, 1997, as may be amended or replaced ("Security Agreement"), and agrees that the Customer's obligations under this Agreement and the Loan are secured pursuant to the terms and conditions of the Security Agreement.

         6. Upon default, at Bank's option without formal demand or notice, all or any part of the Loan shall immediately become due. Default is hereby defined as the occurrence of any event of default contained in that Credit Terms and Conditions ("Credit Agreement") executed by Customer, dated March 28, 1997, as such shall be amended or replaced, and upon such a default the Bank shall have all the rights and remedies available to it under the Credit Agreement. Amounts due under this Agreement shall be deemed to be indebtedness for the provisions of Section D.1. of the Credit Agreement. If at the time of any such event there remains any portion of the Loan undisbursed (that is, if the Letter of Credit is still in effect and has not been completely drawn against) Customer shall, upon Bank's demand, pay to Bank for application to drawings under the Letter of Credit the entire principal amount which has not been drawn. Any amount so paid which has not been drawn on the expiry date of the Letter of Credit shall be repaid to Customer without interest. Except as provided above, the Agreement remains unchanged.

SILICON LABORATORIES, INC.

By:      /s/ Navdeep S. Sooch                      /s/ John W. McGovern
   ----------------------------------           -------------------------------
Name:    Navdeep S. Sooch                          John W. McGovern
     --------------------------------           -------------------------------
Title:   President                                 Chief Financial Officer
     --------------------------------           -------------------------------

IMPERIAL BANK

By:      /s/ Tommy Deavenport
   ----------------------------------
Name:    Tommy Deavenport
     --------------------------------
Title:   Senior Vice President
     --------------------------------

         7. Neither Bank nor its correspondents shall be in any way responsible for performance by any beneficiary of its obligations to Customer, nor for the form, sufficiency, correctness, genuineness, authority of person signing, falsification or legal effect of any documents called for under the Letter of Credit if such documents on their face appear to be in order.

         8. Subject to the law and customs and practice of the trade, existing in the area where the beneficiary is located, said Letter of Credit shall be subject to, and performance by Bank, its correspondent and the beneficiary thereunder shall be governed by the "Uniform Customs and Practice for Documentary Credits" fixed by The International Chamber of Commerce, in effect on the date of issuance of the Letter of Credit.

         9. It is agreed that all directions and correspondence relating to said Letter of Credit are to be sent at Customer's risk and that Bank does not assume any responsibility for any inaccuracy, interruption, error or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

       10. If this Agreement is signed by two or more parties, it shall be the joint and several agreement of such parties.

-----------------------------------  -------------------------------------------
     INTERNATIONAL USE ONLY                     BANKING OFFICE USE ONLY
-----------------------------------  -------------------------------------------
Approved By             Date         Banking Office/Department Name       Number
X                                     SW-EGIG                              2105
-----------------------------------  -------------------------------------------
                                     Lending Officer                      Date
                                     X  /s/ Tommy Deavenport              9-3-98
                                     -------------------------------------------